UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-08476

The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Semiannual Report — June 30, 2024

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Christopher J. Marangi
Chief Investment Officer	Co-Chief Investment Officer
BA, Williams College
MBA, Columbia
Business School

To Our Stockholders,

For the six months ended June 30, 2024, the net asset value (NAV) total return of The Gabelli Multimedia Trust Inc. (the Fund) was 0.9%, compared with a total return of 20.6% for the Morgan Stanley Capital International (MSCI) AC World Communication Services Index. The total return for the Fund’s publicly traded shares was 4.0%. The Fund’s NAV per share was $3.32, while the price of the publicly traded shares closed at $5.36 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2024.

Investment Objective and Strategy (Unaudited)

The Gabelli Multimedia Trust is a diversified, closed-end management investment company whose primary objective is long term growth of capital, with income as a secondary objective. The Fund seeks opportunities for long term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution as it relates to the delivery of these copyrights. Additionally, the Fund will invest in companies participating in emerging technological advances in interactive services and products.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

The Walt Disney Company (+36%) was the largest contributor to first quarter returns as returning CEO Bob Iger successfully refocused the company. While an activist campaign by Trian failed to seat any insurgent Board nominees, they did succeed in highlighting the discount in the stock and the opportunities ahead. Two of the largest music platforms in the world, Spotify (+40%) and China’s Tencent Music Entertainment (+24%), rebounded strongly as they broadened their sources of content. Finally, the Fund owned several constituents of the Magnificent 7 that performed well, including Meta (+37%), Alphabet (+8%), and Amazon (+19%). Beyond Disney, most traditional media companies faced secular (cord cutting and fixed/wireless substitution) and cyclical (advertising and household formation) pressure during the quarter. Among these companies were Warner Bros. Discovery (-23%) and distributor Charter Communications (-25%), along with Charter’s 26% owner Liberty Broadband (K:-29%; A:-29%). However, Sony Group (-9%) was by far the largest detractor after cutting guidance for sales of its PlayStation 5 game console.

The trends of 2023 — a market dominated by mega-cap technology driven names and the general avoidance of leveraged companies, particularly those with negative consumer engagement trends — carried into the first half of 2024. The Fund has exposure to both dynamics, but thankfully a large weighting in some of the so-called Magnificent Seven. Indeed, the largest contributors to second quarter returns included Alphabet (4.2% of total investments as of June 30, 2024), Apple (1.8%), and Meta (2.4%). The Fund also benefited from long held positions in United States Cellular (1.2%) and its 83% controlling shareholder Telephone & Data Systems (0.6%). In May, United States Cellular announced the sale of its wireless customers to T-Mobile (1.9%) for $4.4 billion, leaving substantial upside in the eventual monetization of its tower, spectrum, and partnership assets. The Walt Disney Company (1.1%) was the largest detractor in the second quarter. After Disney rebuffed an activist challenge, the focus returned to profitably growing its streaming business while maintaining advertising and theme park visitation amidst constrained consumer spending. Comcast (2.4%), which generates a meaningful portion of its revenue from advertising and parks, declined for similar reasons and continued concerns over the state of broadband competition. Finally, Liberty SiriusXM (1.1%) fell ahead of its highly anticipated split-off from the Liberty Media tracker group and merger with SiriusXM.

Thank you for your investment in The Gabelli Multimedia Trust Inc.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2024 (a) (Unaudited)

								Since
	Six							Inception
	Months	1 Year	5 Year	10 Year	15 Year	20 Year	25 Year	(11/15/94)
The Gabelli Multimedia Trust Inc.
(GGT)
NAV Total Return (b)	0.93%	4.34%	(1.03)%	2.19%	9.27%	4.66%	3.52%	6.87%
Investment Total Return (c)	4.01	(3.48)	5.89	6.41	13.76	7.65	5.74	8.50
MSCI AC World Communication Services Index	20.56	32.58	10.00	6.20	8.41	7.58	3.33	N/A (d)

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The MSCI AC World Communication Services Index is an unmanaged index that measures the performance of securities in the Communication Services sector from around the world. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)	The MSCI AC World Communication Services Index inception date is December 30, 1994.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2024:

The Gabelli Multimedia Trust Inc.

Entertainment	29.8%	Telecommunications: Regional	1.8%
Computer Software and Services	9.4%	Computer Hardware	1.8%
Broadcasting	6.9%	Business Services	1.2%
Cable	6.3%	Telecommunications: Long Distance	0.9%
Electronics	6.2%	Retail	0.8%
Telecommunications: National	6.0%	Consumer Services	0.6%
Hotels and Gaming	5.6%	Satellite	0.6%
Wireless Communications	4.8%	Diversified Industrial	0.6%
Real Estate	2.6%	Information Technology	0.4%
Business Services: Advertising	2.5%	Food and Beverage	0.3%
Equipment	2.4%	Financial Services	0.2%
Publishing	2.2%	Closed-End Funds	0.0%*
Consumer Products	2.1%		100.0%
Telecommunications	2.1%
U.S. Government Obligations	1.9%	* Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	Common Stocks — 97.8%
	Distribution Companies — 56.0%
	Broadcasting — 6.5%
10,000	Asahi Broadcasting Group Holdings Corp.	$42,567	$42,079
40,000	Beasley Broadcast Group Inc., Cl. A†	68,565	26,300
6,000	Chubu-Nippon Broadcasting Co. Ltd.	43,833	26,030
19,000	Cogeco Inc.	501,711	669,420
65,000	Corus Entertainment Inc., Cl. B	108,941	7,540
22,000	Fox Corp., Cl. A	832,428	756,140
39,000	Fox Corp., Cl. B	1,175,804	1,248,780
81,000	Grupo Radio Centro SAB de CV, Cl. A†	39,884	17,710
14,000	Informa plc	141,689	151,454
215,000	ITV plc	363,885	218,784
8,000	Liberty Broadband Corp., Cl. A†	540,820	436,800
28,500	Liberty Broadband Corp., Cl. C†	3,029,935	1,562,370
62,000	Liberty Media Corp.-Liberty SiriusXM†	1,846,135	1,373,920
19,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	366,489	420,850
68,566	Media Prima Berhad	34,965	6,613
5,000	Nexstar Media Group Inc.	605,658	830,050
7,000	Nippon Television Holdings Inc.	96,482	101,091
4,000	NRJ Group	17,822	32,043
3,000	RTL Group SA	107,299	91,245
80,000	Sinclair Inc.	1,882,902	1,066,400
33,000	TBS Holdings Inc.	675,978	831,512
63,000	TEGNA Inc.	968,382	878,220
15,000	Television Broadcasts Ltd.†	28,715	6,377
21,000	Television Francaise 1 SA	208,838	163,952
240,000	TV Azteca SAB de CV†(a)	58,305	6,559
		13,788,032	10,972,239

	Business Services — 1.1%
6,000	Carlisle Support Services Group Ltd.†(a)	200	607
500	Fluent Inc.†	4,054	1,805
5,500	Heather Venture Holdings Ltd.†	0	0
4,000	S&P Global Inc.	1,450,152	1,784,000
5,500	Tapir Holdings Ltd.†	0	0
		1,454,406	1,786,412
Shares		Cost	Market Value
	Cable — 6.3%
21,800	AMC Networks Inc., Cl. A†	$275,587	$210,588
2,000	Charter Communications Inc., Cl. A†	584,426	597,920
31,000	Cogeco Communications Inc.	712,663	1,169,029
106,500	Comcast Corp., Cl. A	4,357,441	4,170,540
19,400	MultiChoice Group†	133,926	113,667
82,000	Rogers Communications Inc., Cl. B	3,793,591	3,032,360
242,000	WideOpenWest Inc.†	1,274,433	1,309,220
		11,132,067	10,603,324

	Computer Software and Services — 0.2%
19,000	SolarWinds Corp.	304,290	228,950
2,500	Tencent Holdings Ltd.	117,755	119,221
		422,045	348,171

	Consumer Services — 0.6%
59,000	Bollore SE	333,015	346,259
150	Cie de L’Odet SE	219,639	209,478
9,000	IAC Inc.†	625,229	421,650
		1,177,883	977,387

	Diversified Industrial — 0.6%
29,000	Bouygues SA	967,023	930,795
6,000	Malaysian Resources Corp. Berhad	4,297	769
		971,320	931,564

	Entertainment — 18.7%
60,000	Atlanta Braves Holdings Inc., Cl. A†	1,625,418	2,479,800
121,571	Atlanta Braves Holdings Inc., Cl. C†	2,624,177	4,794,760
820,000	Grupo Televisa SAB, ADR	4,541,916	2,271,400
9,500	Liberty Media Corp.-Liberty Formula One, Cl. A†	286,596	610,185
30,000	Liberty Media Corp.-Liberty Formula One, Cl. C†	1,125,464	2,155,200
5,092	Liberty Media Corp.-Liberty Live, Cl. A†	126,323	191,001
22,763	Liberty Media Corp.-Liberty Live, Cl. C†	790,722	871,140
4,000	M6 Metropole Television SA	35,208	50,292
30,000	Madison Square Garden Entertainment Corp.†	1,280,998	1,026,900
28,200	Madison Square Garden Sports Corp.†	4,896,035	5,305,266
12,200	Naspers Ltd., Cl. N	1,914,323	2,392,035
5,600	Netflix Inc.†	2,232,188	3,779,328
7,500	Reading International Inc., Cl. A†	45,285	10,650

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	Common Stocks (Continued)
	Distribution Companies (Continued)
	Entertainment (Continued)
7,700	Reading International Inc., Cl. B†	$81,952	$103,180
2,200	Roku Inc.†	198,659	131,846
42,000	Sphere Entertainment Co.†	1,424,428	1,472,520
7,000	Sportradar Group AG, Cl. A†	78,506	78,260
12,000	Take-Two Interactive Software Inc.†	1,564,037	1,865,880
17,000	TKO Group Holdings Inc.	1,193,889	1,835,830
		26,066,124	31,425,473

	Equipment — 2.4%
13,000	Amphenol Corp., Cl. A	6,332	875,810
47,000	Corning Inc.	1,577,922	1,825,950
11,000	Flex Ltd.†	145,218	324,390
5,000	QUALCOMM Inc.	487,064	995,900
		2,216,536	4,022,050

	Financial Services — 0.2%
4,200	Jardine Matheson Holdings Ltd.	243,362	148,596
22,500	Kinnevik AB, Cl. A	255,269	186,598
95,000	Orascom Financial Holding SAE†	13,907	593
1,200	PayPal Holdings Inc.†	104,112	69,636
32,750	Waterloo Investment Holdings Ltd.†(a)	10,341	16,375
		626,991	421,798

	Food and Beverage — 0.3%
2,400	Pernod Ricard SA	148,081	325,654
2,500	Remy Cointreau SA	302,970	208,568
		451,051	534,222

	Information Technology — 0.4%
19,100	Prosus NV	727,182	680,338

	Real Estate — 1.9%
16,000	American Tower Corp., REIT	2,667,554	3,110,080
15,000	Midway Investments†(a)	95	190
		2,667,649	3,110,270

	Retail — 0.6%
4,000	Amazon.com Inc.†	549,136	773,000
1,000	Best Buy Co. Inc.	30,800	84,290
250	Meituan, Cl. B†	6,045	3,557
310,000	Qurate Retail Inc., Cl. A†	244,713	195,300
		830,694	1,056,147

	Satellite — 0.6%
33,500	EchoStar Corp., Cl. A†	472,658	596,635
Shares		Cost	Market Value
7,000	Iridium Communications Inc.	$303,451	$186,340
250,000	PT Indosat Tbk	52,779	163,359
3,000	SKY Perfect JSAT Holdings Inc.	15,472	16,185
		844,360	962,519

	Telecommunications — 2.1%
34,000	Eurotelesites AG†	126,292	133,269
42,000	GCI Liberty Inc., Escrow†	0	0
50,000	Liberty Global Ltd., Cl. A†	853,917	871,500
134,000	Liberty Global Ltd., Cl. C†	3,563,103	2,391,900
5,800	Viasat Inc.†	120,079	73,660
		4,663,391	3,470,329

	Telecommunications: Long Distance — 0.9%
15,000	BCE Inc.	670,902	485,837
113,000	Telesat Corp.†	2,309,188	1,028,300
2,400	Telstra Group Ltd., ADR	30,324	29,184
3,800	TIM SA, ADR	98,562	54,416
		3,108,976	1,597,737

	Telecommunications: National — 6.0%
19,000	Deutsche Telekom AG	354,336	477,772
54,000	Deutsche Telekom AG, ADR	723,262	1,360,260
11,500	Elisa Oyj	113,397	527,614
1,500	Freenet AG	32,315	39,839
3,605	Hellenic Telecommunications Organization SA	41,551	51,889
5,600	Itissalat Al-Maghrib	83,181	47,979
50,000	Koninklijke KPN NV	162,831	191,700
90,000	Liberty Latin America Ltd., Cl. A†	955,115	864,900
1,000	Magyar Telekom Telecommunications plc, ADR	9,280	14,060
180,000	Megacable Holdings SAB de CV	553,824	454,255
500,000	Nippon Telegraph & Telephone Corp.	230,089	471,751
5,000	Oi SA, ADR†	1,613	4
9,000	Orange SA, ADR	125,267	89,910
22,000	PLDT Inc., ADR	370,294	540,320
23,500	Shenandoah Telecommunications Co.	597,589	383,755
55,000	Sitios Latinoamerica SAB de CV†	31,567	12,867
18,200	Swisscom AG, ADR	491,538	1,027,390
10,000	Telecom Argentina SA, ADR†	32,356	72,300
20,000	Telecom Italia SpA†	6,324	4,787
21,000	Telefonica Brasil SA, ADR	275,332	172,410

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	Common Stocks (Continued)
	Distribution Companies (Continued)
	Telecommunications: National (Continued)
195,000	Telefonica SA, ADR	$1,060,441	$820,950
136,000	Telekom Austria AG	784,264	1,357,451
15,172	Telia Co. AB	42,639	40,696
6,000	Telkom Indonesia Persero Tbk PT, ADR	12,340	112,200
10,500	VEON Ltd., ADR†	229,572	272,370
7,500	Verizon Communications Inc.	431,922	309,300
50,000	Vodafone Group plc, ADR	477,875	443,500
		8,230,114	10,162,229

	Telecommunications: Regional — 1.8%
57,000	Orange Belgium SA†	1,378,363	912,000
45,000	Telephone and Data Systems Inc.	685,209	932,850
78,000	TELUS Corp.	508,046	1,180,920
		2,571,618	3,025,770

	Wireless Communications — 4.8%
1,000	Altice USA Inc., Cl. A†	2,605	2,040
52,500	America Movil SAB de CV, ADR	358,778	892,500
22,500	Anterix Inc.†	817,219	890,775
389,058	Jasmine International PCL(a)	21,005	32,017
17,000	Millicom International Cellular SA, SDR†	338,258	413,813
55,000	Operadora De Sites Mexicanos SAB de CV	65,801	49,634
19,000	Orascom Investment Holding, GDR†(a)	15,524	266
20,000	SK Telecom Co. Ltd., ADR	723,734	418,600
17,700	T-Mobile US Inc.	2,650,389	3,118,386
30,000	Turkcell Iletisim Hizmetleri A/S, ADR	165,006	227,400
36,000	United States Cellular Corp.†	1,065,012	2,009,520
		6,223,331	8,054,951

	TOTAL DISTRIBUTION COMPANIES	88,173,770	94,142,930

	Copyright/creativity Companies — 41.5%
	Business Services — 0.1%
1,400	Light & Wonder Inc.†	23,267	146,832

	Business Services: Advertising — 2.5%
1,000	Boston Omaha Corp., Cl. A†	16,970	13,460
170,000	Clear Channel Outdoor Holdings Inc.†	196,349	239,700
21,000	JCDecaux SE†	374,695	413,140
Shares		Cost	Market Value
25,400	Lamar Advertising Co., Cl. A, REIT	$1,972,200	$3,036,062
10,820	Magnite Inc.†	22,112	143,798
1,500	Publicis Groupe SA	10,478	159,647
4,000	Ströeer SE & Co. KGaA	89,263	256,385
		2,682,067	4,262,192

	Computer Hardware — 1.8%
14,000	Apple Inc.	2,122,063	2,948,680

	Computer Software and Services — 9.2%
38,400	Alphabet Inc., Cl. A	4,458,330	6,994,560
23,000	eBay Inc.	881,980	1,235,560
7,800	Meta Platforms Inc., Cl. A	2,770,757	3,932,916
7,000	Microsoft Corp.	2,607,488	3,128,650
7,000	N-able Inc.†	99,885	106,610
750	NVIDIA Corp.	90,013	92,655
300	Red Violet Inc.†	1,920	7,620
		10,910,373	15,498,571

	Consumer Products — 2.1%
16,200	Johnson Outdoors Inc., Cl. A	943,246	566,676
12,000	Nintendo Co. Ltd.	132,439	638,150
175,000	Nintendo Co. Ltd., ADR	971,419	2,327,500
		2,047,104	3,532,326

	Electronics — 6.2%
2,000	IMAX Corp.†	41,164	33,540
13,500	Intel Corp.	397,932	418,095
3,790	Koninklijke Philips NV†	36,691	95,508
115,700	Sony Group Corp., ADR	9,238,931	9,828,715
		9,714,718	10,375,858

	Entertainment — 11.1%
14,000	Capcom Co. Ltd.	184,198	263,920
79,200	GMM Grammy Public Co. Ltd.†	52,488	15,431
15,000	Lions Gate Entertainment Corp., Cl. A†	120,993	141,300
10,000	Lions Gate Entertainment Corp., Cl. B†	85,835	85,700
3,000	Live Nation Entertainment Inc.†	212,111	281,220
45,000	Manchester United plc, Cl. A†	758,395	726,300
300,000	Ollamani SAB†	982,080	683,630
87,000	Paramount Global, Cl. A	1,761,548	1,599,060
30,000	Paramount Global, Cl. B	883,606	311,700
16,000	Reservoir Media Inc.†	99,656	126,400
3,200	Spotify Technology SA†	325,267	1,004,128
7,000	Square Enix Holdings Co. Ltd.	281,835	210,231
17,176	STV Group plc	13,537	57,754

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

Shares		Cost	Market Value
	Common Stocks (Continued)
	Copyright/creativity Companies (Continued)
	Entertainment (Continued)
103,000	Tencent Music Entertainment Group, ADR	$949,246	$1,447,150
35,000	The Marcus Corp.	474,342	397,950
19,500	The Walt Disney Co.	2,620,975	1,936,155
32,000	Ubisoft Entertainment SA†	1,036,517	700,487
26,000	Universal Entertainment Corp.	659,102	254,683
68,000	Universal Music Group NV	1,678,326	2,023,067
345,000	Vivendi SE	4,020,545	3,604,625
225,000	Warner Bros Discovery Inc.†	3,034,359	1,674,000
33,500	Warner Music Group Corp., Cl. A	989,947	1,026,775
		21,224,908	18,571,666

	Hotels and Gaming — 5.6%
19,000	Boyd Gaming Corp.	1,091,323	1,046,900
23,500	Caesars Entertainment Inc.†	1,012,851	933,890
1,000	Churchill Downs Inc.	14,520	139,600
24,000	Entain plc	421,933	191,132
1,000	Flutter Entertainment plc†	112,890	182,852
30,000	Full House Resorts Inc.†	131,758	150,000
20,000	Golden Entertainment Inc.	382,923	622,200
4,200	Greek Organization of Football Prognostics SA	45,444	65,851
60,000	International Game Technology plc	1,245,605	1,227,600
100,000	Mandarin Oriental International Ltd.	156,056	173,000
25,000	Melco Resorts & Entertainment Ltd., ADR†	164,261	186,500
20,000	MGM China Holdings Ltd.	15,025	31,143
21,000	MGM Resorts International†	573,980	933,240
4,000	Penn Entertainment Inc.†	26,016	77,420
23,000	Ryman Hospitality Properties Inc., REIT	1,428,405	2,296,780
13,500	Wynn Resorts Ltd.	1,272,246	1,208,250
		8,095,236	9,466,358

	Publishing — 2.2%
17,000	Arnoldo Mondadori Editore SpA	54,303	44,423
974,000	Bangkok Post plc†	47,100	29,195
2,800	Graham Holdings Co., Cl. B	1,568,919	1,958,740
25,000	Lee Enterprises Inc.†	394,593	277,750
1,000,000	Nation Group Thailand Public Co. Ltd.†(a)	26,673	818
Shares		Cost	Market Value
28,000	News Corp., Cl. A	$139,798	$771,960
11,000	News Corp., Cl. B	220,022	312,290
6,779	Novus Holdings Ltd.	3,053	2,124
32,000	The E.W. Scripps Co., Cl. A†	121,119	100,480
1,000	Wolters Kluwer NV	22,656	165,783
		2,598,236	3,663,563

	Real Estate — 0.7%
500	Equinix Inc., REIT	405,496	378,300
57,500	Outfront Media Inc., REIT	901,665	822,250
		1,307,161	1,200,550

	TOTAL Copyright/creativity Companies	60,725,133	69,666,596

	Entertainment — 0.3%
	Broadcasting — 0.3%
10,000	Endeavor Group Holdings Inc., Cl. A	252,374	270,300
70,000	Entravision Communications Corp., Cl. A	146,993	142,100
		399,367	412,400

	TOTAL COMMON STOCKS	149,298,270	164,221,926

	Closed-end Funds — 0.0%
8,000	Altaba Inc., Escrow†	0	20,200

	Preferred Stocks — 0.3%
	Distribution Companies — 0.3%
	Broadcasting — 0.1%
6,000	Liberty Broadband Corp., Ser. A, 7.000%	123,973	135,360

	Retail — 0.2%
9,000	Qurate Retail Inc., 8.000%, 03/15/31	211,206	378,450

	TOTAL DISTRIBUTION COMPANIES	335,179	513,810
	TOTAL PREFERRED STOCKS	335,179	513,810

	Warrants — 0.0%
	Distribution Companies — 0.0%
	Real Estate — 0.0%
600	Malaysian Resources Corp. Berhad, expire 10/29/27†	0	15

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2024 (Unaudited)

Principal Amount		Cost	Market Value
	U.S. Government Obligations — 1.9%
$3,290,000	U.S. Treasury Bills, 5.281% to 5.314%††, 09/12/24 to 09/26/24	$3,253,247	$3,253,338

TOTAL INVESTMENTS — 100.0%		$152,886,696	168,009,289

Other Assets and Liabilities (Net)			173,923

PREFERRED STOCK
(2,972,451 preferred shares outstanding)			(74,311,275)

NET ASSETS COMMON STOCK
(28,264,509 common shares outstanding)			$93,871,937

NET ASSET VALUE PER COMMON SHARE
($93,871,937 ÷ 28,264,509 shares outstanding)			$3.32

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

	% of Total	Market
Geographic Diversification	Investments	Value
North America	69.8%	$117,236,985
Europe	14.9	25,035,669
Japan	8.9	15,011,846
Latin America	2.8	4,735,203
Asia/Pacific	2.1	3,432,922
South Africa	1.5	2,507,826
Africa/Middle East	0.0 *	48,838
Total Investments	100.0%	$168,009,289

*	Amount represents less than 0.05%.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities
June 30, 2024 (Unaudited)
Assets:
Investments, at value (cost $152,886,696)	$168,009,289
Foreign currency, at value (cost $13,951)	13,970
Receivable for investments sold	163,661
Dividends and interest receivable	418,844
Deferred offering expense	115,759
Prepaid expenses	15,112
Total Assets	168,736,635
Liabilities:
Payable to bank	2,556
Distributions payable	42,425
Payable for offering costs	199,344
Payable for investment advisory fees	139,571
Payable for payroll expenses	25,809
Payable for accounting fees	7,500
Payable for stockholder communications	64,635
Payable for legal and audit fees	50,465
Other accrued expenses	21,118
Total Liabilities	553,423
Preferred Stock $0.001 par value:
Series E Cumulative Preferred Stock (5.125%, $25 liquidation value per share, 2,000,000 shares authorized with 1,642,071 shares issued and outstanding)	41,051,775
Series G Cumulative Preferred Stock (5.125%, $25 liquidation value per share, 2,000,000 shares authorized with 1,330,380 shares issued and outstanding)	33,259,500
Total Preferred Stock	74,311,275
Net Assets Attributable to Common Stockholders	$93,871,937

Net Assets Attributable to Common Stockholders Consist of:
Paid-in capital	$96,768,213
Total accumulated loss	(2,896,276)
Net Assets	$93,871,937

Net Asset Value per Common Share:
($93,871,937 ÷ 28,264,509 shares outstanding at $0.001 par value; 187,999,000 shares authorized)	$3.32
Statement of Operations
For the Six Months Ended June 30, 2024 (Unaudited)
Investment Income:
Dividends (net of foreign withholding taxes of $98,618)	$1,024,114
Non-cash dividends	467,782
Interest	232,880
Total Investment Income	1,724,776
Expenses:
Investment advisory fees	881,280
Shelf registration expense	72,145
Stockholder communications expenses	60,508
Legal and audit fees	57,802
Payroll expenses	45,537
Directors’ fees	43,291
Stockholder services fees	38,672
Accounting fees	22,500
Custodian fees	22,144
Interest expense	303
Miscellaneous expenses	53,244
Total Expenses	1,297,426
Less:
Advisory fee reimbursements (See Note 3)	(1,209)
Expenses paid indirectly by broker (See Note 5)	(1,560)
Total Credits and Reductions	(2,769)
Net Expenses	1,294,657
Net Investment Income	430,119
Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency:
Net realized loss on investments	(6,007,066)
Net realized loss on foreign currency transactions	(587)

Net realized loss on investments and foreign currency transactions	(6,007,653)
Net change in unrealized appreciation/depreciation:
on investments	7,356,774
on foreign currency translations	(6,850)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	7,349,924
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	1,342,271
Net Increase in Net Assets Resulting from Operations	1,772,390
Total Distributions to Preferred Stockholders	(1,909,200)
Net Decrease in Net Assets Attributable to Common Stockholders Resulting from Operations	$(136,810)

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Stockholders

	Six Months Ended June 30, 2024 (Unaudited)	Year Ended December 31, 2023

Operations:
Net investment income	$430,119	$1,520,064
Net realized loss on investments and foreign currency transactions	(6,007,653)	(1,688,610)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	7,349,924	23,451,619
Net Increase in Net Assets Resulting from Operations	1,772,390	23,283,073

Distributions to Preferred Stockholders:
Accumulated earnings	(884,923)*	(1,799,838)
Return of capital	(1,024,277)*	(2,508,146)

Total Distributions to Preferred Stockholders	(1,909,200)	(4,307,984)
Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	(136,810)	18,975,089

Distributions to Common Stockholders:
Return of capital	(12,373,760)*	(24,504,720)

Total Distributions to Common Stockholders	(12,373,760)	(24,504,720)

Fund Share Transactions:
Increase in net assets from common shares issued upon reinvestment of distributions	1,029,607	2,163,733
Net increase in net assets from redemption of preferred shares	501,799	410,770
Net Increase in Net Assets from Fund Share Transactions	1,531,406	2,574,503
Net Decrease in Net Assets Attributable to Common Stockholders	(10,979,164)	(2,955,128)

Net Assets Attributable to Common Stockholders:
Beginning of year	104,851,101	107,806,229
End of period	$93,871,937	$104,851,101

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each period:

	Six Months
	Ended June
	30, 2024		Year Ended December 31,
	(Unaudited)		2023	2022		2021	2020		2019
Operating Performance:
Net asset value, beginning of year	$3.73		$3.89	$8.25		$8.14	$7.93		$7.04
Net investment income/(loss)	0.02	(a)	0.05	0.01		(0.02)	0.02		0.13 (a)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	0.05		0.78	(3.35)		1.21	1.27		1.86
Total from investment operations	0.07		0.83	(3.34)		1.19	1.29		1.99
Distributions to Preferred Stockholders: (b)
Net investment income	(0.03	)*	(0.06)	—		(0.02)	(0.00	)(c)	(0.02)
Net realized gain	—		—	—		(0.18)	(0.20)		(0.13)
Return of capital	(0.04	)*	(0.09)	(0.18)		—	—		—

Total distributions to preferred stockholders	(0.07)		(0.15)	(0.18)		(0.20)	(0.20)		(0.15)
Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	0.00	(c)	0.68	(3.52)		0.99	1.09		1.84
Distributions to Common Stockholders:
Net investment income	—		—	—		(0.07)	(0.02)		(0.12)
Net realized gain	—		—	—		(0.61)	(0.83)		(0.71)
Return of capital	(0.44	)*	(0.88)	(0.88)		(0.20)	(0.03)		(0.05)
Total distributions to common stockholders	(0.44)		(0.88)	(0.88)		(0.88)	(0.88)		(0.88)
Fund Share Transactions:
Increase in net asset value from common share transactions	—		—	—		0.02	—		—
Increase in net asset value from common shares issued upon reinvestment of distributions	0.01		0.03	0.02		0.00 (c)	0.00	(c)	0.00 (c)
Increase in net asset value from redemption of preferred shares	0.02		0.01	0.02		—	0.00	(c)	—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	—		—	—		0.00 (c)	—		(0.07)
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	—		—	(0.00	)(c)	(0.02)	—		—
Total Fund share transactions	0.03		0.04	0.04		0.00 (c)	0.00	(c)	(0.07)
Net Asset Value Attributable to Common Stockholders, End of Period	$3.32		$3.73	$3.89		$8.25	$8.14		$7.93
NAV total return †	0.93%		19.94%	(43.71)%		11.54%	18.58%		25.86%
Market value, end of period	$5.36		$5.67	$5.35		$8.68	$7.96		$8.02
Investment total return ††	4.01%		22.84%	(29.69)%		23.53%	14.15%		26.67%

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months
	Ended June
	30, 2024		Year Ended December 31,
	(Unaudited)		2023		2022		2021	2020		2019
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$168,183		$184,477		$193,907		$326,179	$305,676		$297,577
Net assets attributable to common shares, end of period (in 000’s)	$93,872		$104,851		$107,806		$226,256	$205,754		$197,327
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.81	%(a)(d)	1.37%		0.17%		(0.29)%	0.23%		1.62	%(a)
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction (e)(f)	2.43	%(d)	2.41%		2.11%		1.73%	2.06%		1.69	%(g)
Ratio of operating expenses to average net assets attributable to common shares net of fees waived/fee reduction, if any (e)	2.42	%(d)	2.41	%(h)	2.10	%(h)	1.73%	2.06	%(h)	1.69	%(g)(h)
Portfolio turnover rate	4%		19%		15%		17%	29%		18%

Cumulative Preferred Stock:
Auction Market Series C Preferred(i)
Liquidation value, end of period (in 000’s)	—		$250		$250		$250	$250		$250
Total shares outstanding (in 000’s)	—		0	(j)	0	(j)	0 (j)	0	(j)	0	(j)
Liquidation preference per share	—		$25,000		$25,000		$25,000	$25,000		$25,000
Liquidation value (k)	—		$25,000		$25,000		$25,000	$25,000		$25,000
Asset coverage per share (l)	—		$57,920		$56,302		$81,608	$76,478		$74,209
5.125% Series E Preferred
Liquidation value, end of period (in 000’s)	$41,052		$42,973		$45,314		$49,918	$49,918		$50,000
Total shares outstanding (in 000’s)	1,642		1,719		1,813		1,997	1,997		2,000
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00	$25.00		$25.00
Average market value (m)	$22.67		$23.59		$24.07		$25.95	$25.55		$24.88
Asset coverage per share (l)	$56.58		$57.92		$56.30		$81.61	$76.48		$74.21
5.125% Series G Preferred
Liquidation value, end of period (in 000’s)	$33,260		$36,403		$40,538		$49,755	$49,755		$50,000
Total shares outstanding (in 000’s)	1,330		1,456		1,622		1,990	1,990		2,000
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00	$25.00		$25.00
Average market value (m)	$22.57		$23.53		$24.23		$26.37	$25.61		$25.40
Asset coverage per share (l)	$56.58		$57.92		$56.30		$81.61	$76.48		$74.21
Asset Coverage (n)	226%		232%		225%		326%	306%		297%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering. Total return for a period of less than one year is not annualized.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Includes income resulting from special dividends. Without these dividends, the per share income amount would have been $(0.00) and $0.02 and the net investment income ratio would have been (0.07)% and 0.20% for the six months ended June 30, 2024 and the year ended December 31, 2019, respectively.
(b)	Calculated based on average common shares outstanding on the record dates throughout the periods.
(c)	Amount represents less than $0.005 per share.
(d)	Annualized.
(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, this expense ratio for the six months ended June 30, 2024 and the year ended December 31, 2022 would have been 2.43% and 2.11%. For the years ended December 31, 2023, 2021, 2020, and 2019, there was no impact on the expense ratios.
(f)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived/fee reduction for the six months ended June 30, 2024 and the years ended December 31, 2023, 2022, 2021, 2020, and 2019, would have been 1.47%, 1.37%, 1.29%, 1.21%, 1.30%, and 1.25%, respectively.
(g)	In 2019, due to failed auctions relating to previous fiscal years, the Fund reversed accumulated auction agent fees. For the year ended December 31, 2019, there was no impact to the ratio of operating expenses to average net assets attributable to common shares and the ratio of operating expenses to average net assets including the liquidation value of preferred shares.
(h)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended June 30, 2024 and the years ended December 31, 2023, 2022, 2020, and 2019, would have been 1.47%, 1.37%, 1.28%, 1.30%, and 1.25%, respectively.
(i)	The Fund redeemed and retired all of its outstanding Series C Shares on June 26, 2024.
(j)	Actual number of shares outstanding is 10.
(k)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auctions.
(l)	Asset coverage per share is calculated by combining all series of preferred stock.
(m)	Based on weekly prices.
(n)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Multimedia Trust Inc. (the Fund) was incorporated on March 31, 1994 in Maryland. Although the Fund is registered as a non-diversified fund, it has operated as a diversified fund for over three years. Therefore, the Investment Company Act of 1940, as amended (the 1940 Act) obliges the Fund to continue to operate as a diversified fund unless the Fund obtains shareholder approval to operate as a non-diversified fund. The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the 80% Policy). The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;
●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2024 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/24
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Copyright/Creativity Companies
Publishing	$3,633,550	$29,195	$818	$3,663,563
Other Industries (b)	66,003,033	—	—	66,003,033
Distribution Companies
Broadcasting	10,947,970	17,710	6,559	10,972,239
Business Services	1,785,805	0	607	1,786,412
Financial Services	405,423	—	16,375	421,798
Real Estate	3,110,080	—	190	3,110,270
Telecommunications	3,470,329	0	—	3,470,329
Telecommunications: National	10,162,225	4	—	10,162,229
Wireless Communications	8,022,668	—	32,283	8,054,951
Other Industries (b)	56,164,702	—	—	56,164,702
Entertainment (b)	412,400	—	—	412,400
Total Common Stocks	164,118,185	46,909	56,832	164,221,926
Closed-End Funds	—	20,200	—	20,200
Preferred Stocks (b)	513,810	—	—	513,810
Warrants (b)	15	—	—	15
U.S. Government Obligations	—	3,253,338	—	3,253,338
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$164,632,010	$3,320,447	$56,832	$168,009,289

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

During the six months ended June 30, 2024, the Fund did not have transfers into or out of Level 3. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Stockholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. During the six months ended June 30, 2024, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At June 30, 2024, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Stockholders. Distributions to common stockholders are recorded on the ex-dividend date. The characterization of distributions to stockholders is based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Distributions to stockholders of the Fund’s Auction Market Series C Cumulative Preferred Stock (Series C Preferred), 5.125% Series E Cumulative Preferred Stock (Series E Preferred), and 5.125% Series G Preferred Stock (Series G Preferred) are accrued on a daily basis and are determined as described in Note 6.

Under the Fund’s current distribution policy related to common shares, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The tax character of distributions paid during the year ended December 31, 2023 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$—	$1,799,838
Return of capital	24,504,720	2,508,146
Total distributions paid	$24,504,720	$4,307,984

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2023, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period.

Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$1,130,402
Long term capital loss carryforward with no expiration	3,063,462
Total capital loss carryforwards	$4,193,864

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2024:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$160,422,301	$33,263,063	$(25,676,075)	$7,586,988

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2024, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2024, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate on each particular series of the Preferred Stock for the period. For the six months ended June 30, 2024, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate of Series C Preferred Stock. Thus, advisory fees with respect to the liquidation value of the Series C Preferred Stock were reduced by $1,209.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2024, other than short term securities and U.S. Government obligations, aggregated $6,187,587 and $14,291,478, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2024, the Fund paid $2,140 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2024, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,560.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2024, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2024, the Fund accrued $45,537 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

6. Capital. The Fund’s Articles of Incorporation permit the Fund to issue 187,999,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 common shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2024 and the year ended December 31, 2023, the Fund did not repurchase any of its common shares.

	Six Months Ended June 30, 2024 (Unaudited)		Year Ended December 31, 2023
	Shares	Amount	Shares	Amount

Increase in net assets from common shares issued upon reinvestment of distributions	190,679	$1,029,607	370,322	$2,163,733

The Fund’s Articles of Incorporation authorize the issuance of up to 12,001,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series E and Series G Preferred at redemption prices of $25 and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common stockholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders.

On June 28, 2024, the Fund distributed one transferable right for each of the 28,264,509 shares of common stock outstanding on that date. Four Rights were required to purchase one additional share of common stock at the subscription price of $5.00 per share.

For Series C Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, were expected to vary with short term interest rates. Since February 2008, the number of shares of Series C Preferred Stock subject to bid orders by potential holders had been less than the number of shares of Series C Preferred Stock subject to sell orders. Holders that submitted sell orders had not been able to sell any or all of the Series C Preferred Stock for which they have submitted sell orders. Therefore the weekly auctions failed, and the dividend rate had been the maximum rate, which is 175% of the “AA” Financial Composite Commercial Paper Rate on the day of such auction. On June 26, 2024, the Fund redeemed all Series C Preferred Stock at the redemption price of $25,000 per share.

The Fund may redeem at any time, in whole or in part, the Series E Preferred Stock at its liquidation preference. In addition, the Board has authorized the repurchase of the Series E and Series G Preferred Stock in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2024 and the year ended December 31, 2023, the Fund repurchased and retired 76,863 and 93,612 Series E Preferred at investments of $1,734,454 and $2,198,952, respectively, and at average discounts of approximately 9.90%

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

and 6.08%, from its liquidation preference. During the six months ended June 30, 2024 and the year ended December 31, 2023, the Fund repurchased and retired 125,726 and 165,397 Series G Preferred at investments of $2,827,723 and $3,864,002, respectively, at average discounts of approximately 10.08% and 6.62%, respectively, from its liquidation preference.

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 6/30/2024	Net Proceeds	2024 Dividend Rate Range	Dividend Rate at 6/30/2024	Accrued Dividends at 6/30/2024
E 5.125%	September 26, 2017	2,000,000	1,642,071	$48,192,240	Fixed Rate	5.125%	$23,485
G 5.125%	December 20, 2019	2,000,000	1,330,380	$48,148,000	Fixed Rate	5.125%	$18,940

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

7. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events. On July 25, 2024, the Fund issued 4,881,024 shares of common stock, receiving $24,065,120 after estimated offering expenses of $340,000. The NAV of the Fund increased by $0.21 per share on the day the additional shares were issued due to the additional shares being issued above NAV. Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 12, 2024, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 13, 2024 – Final Results

The Fund’s Annual Meeting of Stockholders was held on May 13, 2024. At that meeting, common and preferred stockholders, voting together as a single class, re-elected John Birch, Elizabeth C. Bogan, and Susan Watson Laughlin as Directors of the Fund, with 19,888,585 votes, 19,820,366 votes, and 19,831,223 votes cast in favor of these Directors, and 990,478 votes, 1,058,697 votes, and 1,047,839 votes withheld for these Directors, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected James P. Conn as a Director of the Fund, with 2,055,679 votes cast in favor of this Director and 170,541 votes withheld for this Director.

Mario J. Gabelli, Calgary Avansino, Anthony S. Colavita, Frank J. Fahrenkopf, Jr., Christopher J. Marangi, Werner J. Roeder, Salvatore J. Zizza, and Daniel E. Zucchi continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI MULTIMEDIA TRUST INC. AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Multimedia Trust Inc. is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

● Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

● Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Calgary Avansino
Former Chief Executive Officer,
Glamcam

John Birch
Partner,
The Cardinal Partners Global

Elizabeth C. Bogan
Former Senior Lecturer
in Economics,
Princeton University

Anthony S. Colavita
President,
Anthony S. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings LTD.

Frank J. Fahrenkopf, Jr.
Former President & Chief
Executive Officer,
American Gaming Association

Susan Watson Laughlin
Former President,
Investor Relations Association

Christopher J. Marangi
Managing Director,
GAMCO Investors, Inc.

Werner J. Roeder
Former Medical Director,
Lawrence Hospital

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

Daniel E. Zucchi
President,
Daniel E. Zucchi Associates

OFFICERS

John C. Ball
President, Treasurer, Principal Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Carter W. Austin
Vice President & Ombudsman

Laurissa M. Martire
Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

CUSTODIAN

State Street Bank and Trust
Company

COUNSEL

Skadden, Arps, Slate, Meagher &
Flom LLP

TRANSFER AGENT AND
REGISTRAR

Computershare Trust Company, N.A.

GGT Q2/2024

GABELLI
FUNDS

THE GABELLI MULTIMEDIA TRUST INC.

GGT

Semiannual Report
June 30, 2024

(b)	Not applicable

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Section 15(c) of the Investment Company Act of 1940, as amended (the 1940 Act), contemplates that the Board of Directors (the Board) of The Gabelli Multimedia Trust Inc. (the Fund), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not interested persons of the Fund, as defined in the 1940 Act (the Independent Board Members), are required to annually review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Advisory Agreement (the Advisory Agreement) with Gabelli Funds, LLC (the Adviser) for the Fund.

More specifically, at a meeting held on February 13, 2024, the Board, including the Independent Board Members meeting in executive session with their counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

Nature, Extent and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, stockholder and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2023 against a peer group of seven other comparable peer funds selected by the Adviser (the Adviser Peer Group). The Independent Board Members noted that the Fund’s performance was in the first quartile for the one-year period and fourth quartile for the three-, five-, and ten-year periods for the Adviser Peer Group. The Board Members discussed these comparative results and noted that the Fund’s performance was acceptable, particularly noting the Fund’s strong performance over the past year and past quarter, in comparison to that of the Adviser Peer Group.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such charge. The Board also reviewed materials showing that a portion of the Fund’s portfolio transactions was executed by the Adviser’s affiliated broker, resulting in incremental profits to the broker.

Economies of Scale. The Independent Board Members considered the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and unlikely to realize any economies of scale potentially available through growth in the absence of additional offerings.

Sharing of Economies of Scale. The Independent Board Members noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund to similar expense ratios of the Adviser Peer Group and noted that the advisory fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s expense ratios were above average, and the Fund’s size was below average within the Adviser Peer Group. The Independent Board Members were presented with information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios were acceptable in light of the Fund’s size, and that, in part due to the Fund’s structure as a closed-end fund, economies of scale were not a significant factor in their thinking. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Not applicable

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Not applicable

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Not applicable

(a)(4)	Disclosure of Securities Ownership

Not applicable

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a)	Provide the information specified in the table with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17CFR 240-10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2024 through 01/31/2024	Common – N/A Preferred Series G – 21,282 Preferred Series E – 33,530	Common – N/A Preferred Series G – $22.67 Preferred Series E – $22.66	Common – N/A Preferred Series G – 21,282 Preferred Series E – 33,530	Common – 28,073,830 Preferred Series G – 1,456,106 - 21,282 = 1,434,824 Preferred Series E – 1,718,934 - 33,530 = 1,685,404
Month #2 02/01/2024 through 02/29/2024	Common – N/A Preferred Series G – 48,875 Preferred Series E – 4,806	Common – N/A Preferred Series G – $22.48 Preferred Series E – $22.55	Common – N/A Preferred Series G – 48,875 Preferred Series E – 4,806	Common – 28,073,830 Preferred Series G – 1,434,824 - 48,875 = 1,385,949 Preferred Series E –1,685,404 - 4,806 = 1,680,598
Month #3 03/01/2024 through 03/31/2024	Common – N/A Preferred Series G – N/A Preferred Series E – 1,900	Common – N/A Preferred Series G – N/A Preferred Series E – $22.54	Common – N/A Preferred Series G – N/A Preferred Series E – 1,900	Common – 28,170,533 Preferred Series G – 1,385,949 Preferred Series E – 1,680,598 - 1,900 = 1,678,698
Month #4 04/01/2024 through 04/30/2024	Common – N/A Preferred Series G – 39,777 Preferred Series E – 15,518	Common – N/A Preferred Series G – $22.37 Preferred Series E – $22.34	Common – N/A Preferred Series G – 39,777 Preferred Series E – 15,518	Common – 28,170,533 Preferred Series G – 1,385,949 - 39,777 = 1,346,172 Preferred Series E – 1,678,698 - 15,518 = 1,663,180
Month #5 05/01/2024 through 05/31/2024	Common – N/A Preferred Series G – 9,126 Preferred Series E – 15,981	Common – N/A Preferred Series G – $22.38 Preferred Series E – $22.38	Common – N/A Preferred Series G – 9,126 Preferred Series E – 15,981	Common – 28,170,533 Preferred Series G – 1,346,172 - 9,126 = 1,337,046 Preferred Series E – 1,663,180 - 15,981 = 1,647,199
Month #6 06/01/2024 through 06/30/2024	Common – N/A Preferred Series G – 6,666 Preferred Series E – 5,128	Common – N/A Preferred Series G – $22.48 Preferred Series E – $22.47	Common – N/A Preferred Series G – 6,666 Preferred Series E – 5,128	Common – 28,264,509 Preferred Series G –1,337,046 - 6,666 = 1,330,380 Preferred Series E – 1,647,199 - 5,128 = 1,642,071
Total	Common – N/A Preferred Series G – 125,726 Preferred Series E – 76,863	Common – N/A Preferred Series G – $22.45 Preferred Series E – $22.47	Common – N/A Preferred Series G – 125,726 Preferred Series E – 76,863	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)            Not applicable.

(b)           Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	If at any time during or after the last completed fiscal year the registrant was required to prepare an accounting restatement that required recovery of erroneously awarded compensation pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, or there was an outstanding balance as of the end of the last completed fiscal year of erroneously awarded compensation to be recovered from the application of the policy to a prior restatement, the registrant must provide the following information:

(1)	For each restatement:

(i)	The date on which the registrant was required to prepare an accounting restatement; N/A

(ii)	The aggregate dollar amount of erroneously awarded compensation attributable to such accounting restatement, including an analysis of how the amount was calculated; $0

(ii)	If the financial reporting measure defined in 17 CFR 10D-1(d) related to a stock price or total shareholder return metric, the estimates that were used in determining the erroneously awarded compensation attributable to such accounting restatement and an explanation of the methodology used for such estimates; N/A

(iv)	The aggregate dollar amount of erroneously awarded compensation that remains outstanding at the end of the last completed fiscal year; $0 and

(v)	If the aggregate dollar amount of erroneously awarded compensation has not yet been determined, disclose this fact, explain the reason(s) and disclose the information required in (ii) through (iv) in the next annual report that the registrant files on this Form N-CSR; $0

(2)	If recovery would be impracticable pursuant to 17 CFR 10D-1(b)(1)(iv), for each named executive officer and for all other executive officers as a group, disclose the amount of recovery forgone and a brief description of the reason the registrant decided in each case not to pursue recovery; $0 and

(3)	For each named executive officer from whom, as of the end of the last completed fiscal year, erroneously awarded compensation had been outstanding for 180 days or longer since the date the registrant determined the amount the individual owed, disclose the dollar amount of outstanding erroneously awarded compensation due from each such individual. N/A

(b)	If at any time during or after its last completed fiscal year the registrant was required to prepare an accounting restatement, and the registrant concluded that recovery of erroneously awarded compensation was not required pursuant to the registrant’s compensation recovery policy required by the listing standards adopted pursuant to 17 CFR 240.10D-1, briefly explain why application of the recovery policy resulted in this conclusion. N/A

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(3)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Multimedia Trust Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 4, 2024

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 4, 2024

* Print the name and title of each signing officer under his or her signature.